UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           February 23, 2006
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information in Report
ITEM 1.01. Entry into a Material Definitive Agreement

On February 23, 2006, the Board of Directors of Laboratory Corporation of America Holdings (the “Company”), after discussion and input from outside compensation consultants, accepted and ratified the conclusions and recommendations of the Company’s Compensation Committee (“Committee”) with respect to the following actions:

2005 Management Incentive Bonus. The Committee authorized the payment of the annual incentive awards with respect to the year ended December 31, 2005. These awards were made pursuant to the Company’s Management Incentive Bonus Plan, as amended and restated (the “MIB Plan”). As in prior years, the Committee used the following factors for the 2005 MIB Plan: Corporate EBITDA, expense control, revenue growth, DSO goal (days), and EPS. A customer retention percentage and goal was established for the 2005 MIB Plan year. The table below sets forth the cash payments to the following executive officers with respect to their earned bonus for 2005.

NAME	TITLE	MIB PAYMENT

Thomas P. Mac Mahon	Chairman and Chief Executive Officer	$1,322,113

Richard L. Novak	Executive Vice President, Strategic Planning and Corporate Development	542,315

Bradford T. Smith	Executive Vice President, Chief Legal Officer and Secretary	444,059

Myla P. Lai-Goldman	Executive Vice President, Chief Scientific Officer and Medical Doctor	302,706

David P. King	Executive Vice President and Chief Operating Officer	216,697

2006 Base Salaries. The 2006 base salary levels were effective January 1, 2006, for David P. King and William B. Hayes, and are effective March 1, 2006, for the other executive officers listed in the table below.

NAME	TITLE	2005 BASE	2006 BASE

Thomas P. Mac Mahon	Chairman and Chief Executive Officer	$ 937,125	$ 1,000,000

David P. King	Executive Vice President and Chief Operating Officer	341,000	450,000

William B. Hayes	Executive Vice President, Chief Financial Officer and Treasurer	250,000	350,000

Benjamin R. Miller	Executive Vice President, Oncology Products and Services	250,000	275,000

2006 Management Incentive Bonus. In connection with the Company’s MIB Plan, the Committee used the following factors to set the guidelines for the 2006 MIB Plan: Corporate EBITDA, expense control, revenue growth, bad debt percentage, and EPS. The table below sets forth the 2006 bonus potential for the following executive officers for 2006.

NAME	TITLE	2006 BONUS TARGET

Thomas P. Mac Mahon	Chairman and Chief Executive Officer	$ 1,500,000

Richard L. Novak	Executive Vice President, Strategic Planning and Corporate Development	660,000

Bradford T. Smith	Executive Vice President, Chief Legal Officer and Secretary	456,435

Myla P. Lai-Goldman	Executive Vice President, Chief Scientific Officer and Medical Doctor	279,869

David P. King	Executive Vice President and Chief Operating Officer	562,500

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: March 1, 2006	By:	/s/Bradford T. Smith
Bradford T. Smith, Executive Vice President and Secretary